Investor Presentation

(Based upon Third Quarter 2005 results)

October 24, 2005

www.j2global.com

  Future operating results

  Subscriber growth and retention

  Earnings growth and expectations

  New products, services and features

  Corporate spending

  Liquidity

  Network capacity and coverage

  Regulatory developments

  Taxes

Certain statements in this presentation constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those contained in the slide entitled “Financial Guidance”. These forward-looking statements are based on management’s current expectations or beliefs as of October 24, 2005 and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers should carefully review the risk factors described in this presentation. Such statements address the following subjects:

Safe Harbor for Forward-Looking Statements

All information in this presentation speaks as of October 24, 2005 and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information.

Risk Factors

Inability to sustain growth in our customer base, revenue or profitability

Competition in price, quality, features and geographic coverage

Inability to obtain telephone numbers in sufficient quantities on acceptable terms in desired locations

Enactment of burdensome telecommunications or Internet regulations including increased taxes or fees

Reduced use of fax services due to increased use of email or widespread adoption of digital signatures

Inadequate intellectual property protection or violations of third party intellectual property rights

System failures or breach of system or network security

Failure to expand and upgrade our systems and network infrastructure to accommodate increased traffic

Inability to adapt to technological change, or third party development of new technologies superior to ours

Economic downturns in industries which rely heavily on fax transmissions

Loss of services of executive officers and other key employees

Loss of third party suppliers and marketing relationships, and inability to enter into new such relationships on acceptable terms

Other factors set forth in our Annual Report on Form 10-K filed on 3/28/05 and the other reports filed by us from time to time with the Securities and Exchange Commission

The following factors, among others, could cause our business, prospects, financial condition, operating results and cash flows to be materially adversely affected:

Unique Assets

10.2 million subscribed telephone numbers (DIDs)

Global advanced messaging network

2,000+ cities in 26 countries on 5 continents

14.2MM+ unique DIDs worldwide in inventory

Patented technology

A portfolio of 23 issued U.S. patents, and numerous pending U.S. patent applications, issued foreign patents and pending foreign applications

Expertise

Effective customer acquisition strategies and Web marketing

Breadth, depth and management of a complex network & architecture

Strong financial position

34 consecutive quarters of Revenues growth

15 consecutive quarters of positive and growing Operating Earnings

30%+ year-over-year Revenues growth

$131.6MM of cash & investments to fund growth (as of 9/30/05)

Nominal amount of debt

j2 Global

j2 Global Network
Asia/Pacific
The Americas
Europe

j2 Global Communications, Inc.

2,000+ cities

in 26 countries

on 5 continents

Source:  US Census Bureau (2003),
www.internetstats.com 2005 and j2 Global

Current population of j2 Global-
served countries:  826 million

Representing 349+ million Internet
users

j2 Global has only ~ 746,000
international subscribers

137 million total US employees

j2 Global has only 9.5 million U.S. subscribers

Breadth of Network

j2 Global

jConnect®

jfax®

eVoice®

eFax®

onebox®

eFax Corporate®

UniFax™

Consensus®

electricm@il™

M4 INTERNET

jBlast™ POWERED BY j2

PaperMaster Pro®

All brand names and logos are trademarks of j2 Global Communications, Inc. or its affiliates in the U.S. and/or internationally.

Subscriber Acquisition

Individuals

Targeted Web marketing

    (e.g. AOL, MSN, Yahoo!, Google, CareerBuilder, New York Times, etc.)

Sold primarily through: www.eFax.com and www.j2.com

Use of proprietary Life Cycle Management   ( e.g.  Free       Paid conversions)

Advertising & Calling-Party-Pays revenue supports the Free base

Small to Mid-Sized Businesses

Sold through: www.eFaxCorporate.com, supported by Telesales

Self-service Web-based broadcast fax engine at www.jblast.com

Outsourced email, spam & virus protection through Electric Mail

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Large Enterprise/Government

Direct sales force

Marketed through Web and traditional direct selling methods

Use of proprietary Life Cycle Management (i.e. usage stimulation)

Paid Subscription Drivers

Six Drivers for Paid Subscription additions:

Subscribers coming directly to the Company’s Websites/Telesales

Brand awareness

Search engine discovery

Free-to-Paid subscriber upgrades

Life Cycle Management

eFax Corporate SME sales

Hybrid Website and human interaction (i.e. Telesales)

Direct enterprise & government sales

Through the outside Corporate Sales team

Direct marketing spend for Paid subscribers

Targeted marketing

CPA deals

International marketing programs in Western Europe

j2 Global

$38.0
$36.0
$34.0
$32.0
$30.0
$28.0
$26.0
$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
(Millions)
Q1 '97
Q2 '97
Q3 '97
Q4 '97
Q1 '98
Q2 '98
Q3 '98
Q4 '98
Q1 '99
Q2 '99
Q3 '99
Q4 '99
Q1 '00
Q2 '00
Q3 '00
Q4 '00
Q1 '01
Q2 '01
Q3 '01
Q4 '01
Q1 '02
Q2 '02
Q3 '02
Q4 '02
Q1 '03
Q2 '03
Q3 '03
Q4 '03
Q1 '04
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05

j2 Global Communications, Inc.

Historical Revenue & Operating Earnings Growth

34 consecutive quarters of Revenue growth

15 consecutive quarter of Operating Earnings growth

Operational Philosophy

j2 Global

Fax
Fax
Fax
2003
2004
9 months
ending Q3 2005

j2 Global Communications, Inc.

j2 Global Paid Fax Usage Trend

  Paid DIDs Increasing at a 40% Annual Rate

  Average Pages per Paid DID Stable

  Message Delivery Each Business Day on Average

  Regular Interaction with Customer

j2 Global

eFax
Fax Message
Thank you for using the eFax service.
Regards,
The eFax Team
eFax
CALLER ID
Now
included
with eFax Plus®
eFax Caller ID
Other

j2 Global Communications, Inc.

Each Delivery Reinforces Customer Awareness

Branding/Word of Mouth Largest New DID Contributor

Upsell Messages Refreshed and Targeted

New Services Lead to Increased Usage and Loyalty

Training Raises Awareness of Less Used Features

eFax Delivery Page

j2 Global

eFax
Need a little help with...
• Opening a fax?
• Changing account settings?
• Upgrading service?
Click HERE for eFax help

eVoice
Like your free trial of Caller ID?
eVoice Caller ID
Continue this feature and enjoy much more with eVoice Plus!
UPGRADE TODAY

j2 Global Communications
When it comes to your service, we're the know-it-alls
Click HERE for jConnect help

Introducing
eFax Pro
MORE THAN FAXING:
• Voicemail by email
• Online fax storage
• Edit faxes with PaperMaster
• More incoming fax pages
Go Pro Now!

eFax Corporate
Your questions
+ our answers
back in business
Click HERE for help

jConnect
Like your free trial of Caller ID?
jConnect Caller ID
Continue this feature and enjoy much more with jConnect Premier!
UPGRADE TODAY

eVoice
Calling all questions...
Click HERE for eVoice help

j2 Global Communications, Inc.

  eFax®/eVoice®  Upsells and Upgrades

eFax/eVoice Free to Paid

Easy Access to Customer Support

Upgrade to eFax Pro®

eFax Corporate® Help

Tailored Marketing Messages

j2 Global

Q2 2004
Q3 2004
Q4 2004
Q1 2005
Q2 2005
Q3 2005

j2 Global Communications, Inc.

Low and Declining Individual Paid SAC Cost

  Analytical Approach to Marketing (ROI Based)

  Spend with Breadth of Vendors

  Key Long-Term Vendor Relationships

  Strong Direct to Website Customer Acquisition

Financial Highlights

j2 Global

90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
(Percentage of Total Revenue)
80.1%
80.4%
81.3%
79.8%
80.2%
78.5%
Gross Margin
42.6%
43.0%
44.0%
41.4%
44.0%
43.2%
Operating Margin
Sales & Marketing
15.2%
15.3%
G&A
Engineering
4.7%
Q2 '04
Q3 '04
Q4 '04
Q1 '05
Q2 '05
Q3 '05

j2 Global Communications, Inc.

Cost Trends

*

*

* Reflects a reclassification of certain network operations and depreciation expenses into Cost of Revenues, which was implemented in Q1 2005, versus their historical inclusion in General & Administrative expenses.  See Slide #23 for a reconciliation to previously reported numbers.

Financial Guidance

(1) Assumes an effective annual tax rate of 27% and 25.5 million fully diluted shares outstanding

$0.50 – $0.54

$39 – $41

Q4

2005

~30%

Net Earnings per Share (1)

~30%

Revenues (millions)

2006

Growth Rate

Updates

Initiative Updates

Enterprise Sales

16 Enterprise accounts with 1,000+ DIDs – all under annual or multi-year contracts

Largest account has nearly 10,000 DIDs provisioned

Pipeline:  63 qualified 1,000+ DID opportunities, of which 15 are international

International

56% increase in paid subscribers year over year

Taipei, Taiwan service launched

170 cities/area codes in the UK now live

eVoice

Approximately 4,000 Paid subscribers

International (Europe) eVoice launched in Q3 2005

Recent Events

j2 Global’s network expanded to include 170 cities in the
UK; Taipei, Taiwan; and additional cities in Italy

Intellectual property licensing program yielded additional
licenses

Upgraded free offering to include DID matching and offering
storage on a trial basis

Sold Oasis Semiconductor investment for ~ $10 MM

Increased analyst coverage with the addition of Freidman
Billings Ramsey

Supplemental Information

j2 Global

Revenues

(In Thousands)

DIDs

Financials

Metrics

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Fixed Subscriber Revenues

$9,916

$11,177

$12,121

$13,976

$16,021

$17,750

$19,122

$20,823

$22,773

$23,756

$25,229

Variable Subscriber Revenues

4,538

5,130

5,685

5,542

6,041

7,314

7,863

8,226

8,502

10,323

11,258

   Subscriber Revenues

$14,454

$16,307

$17,806

$19,517

$22,062

$25,063

$26,985

$29,050

$31,275

$34,079

$36,487

Other Revenues

754

730

1,097

957

880

768

786

749

949

806

1,202

      Total Revenues

$15,208

$17,037

$18,903

$20,474

$22,942

$25,831

$27,771

$29,799

$32,224

$34,885

$37,689

DID Based Revenues

$14,063

$15,835

$17,478

$19,216

$21,664

$24,057

$25,994

$27,937

$30,186

$33,009

$34,760

Non-DID Revenues

1,145

1,202

1,424

1,258

1,278

1,774

1,777

1,862

2,038

1,876

2,929

      Total Revenues

$15,208

$17,037

$18,903

$20,474

$22,942

$25,831

$27,771

$29,799

$32,224

$34,885

$37,689

Subscriber Revenue/Total Revenues

95.0%

95.7%

94.2%

95.3%

96.2%

97.0%

97.2%

97.5%

97.1%

97.7%

96.8%

DID Based/Total Revenues

92.5%

92.9%

92.5%

93.9%

94.4%

93.1%

93.6%

93.8%

93.7%

94.6%

92.2%

%

Fixed

 Subscriber Revenues

68.6%

68.5%

68.1%

71.6%

72.6%

70.8%

70.9%

71.7%

72.8%

69.7%

69.1%

%

Variable

 Subscriber Revenues

31.4%

31.5%

31.9%

28.4%

27.4%

29.2%

29.1%

28.3%

27.2%

30.3%

30.9%

Paid DIDs

(4)

304,969

348,988

380,230

400,245

434,616

469,328

515,162

553,949

598,490

641,720

691,096

Average Monthly Revenue/DID

$15.59

$15.52

$15.36

$15.73

$16.68

$17.22

$16.95

$16.87

$16.85

$17.21

$16.89

Cancel Rate

(1)

3.6%

3.0%

2.8%

3.3%

2.9%

2.4%

2.6%

2.7%

2.8%

2.5%

2.8%

Free DIDs

4,320,975

4,825,991

5,146,838

5,150,388

5,843,167

6,873,083

7,106,249

8,180,452

8,448,517

8,653,386

9,549,886

Average Monthly Revenue/DID

$0.05

$0.04

$0.05

$0.05

$0.05

$0.04

$0.04

$0.04

$0.04

$0.04

$0.03

Total DID Inventory (MM)

5.8

6.5

6.7

7.1

8.6

9.5

11.3

11.9

12.7

13.6

14.2

Cities Covered

1,000

1,000

1,100

1,100

1,300

1,350

1,400

1,500

1,500

1,500

2,005

Countries Covered

18

19

20

20

20

20

20

22

23

25

26

Gross Margin

(3)

80.2%

80.9%

81.5%

82.6%

84.1%

84.3%

84.3%

85.1%

79.8%

80.2%

78.5%

Operating Margin

34.2%

36.1%

39.2%

41.4%

43.5%

42.6%

43.0%

44.0%

41.4%

44.0%

43.2%

Cash/Funds Available for Growth

(millions)

$38.7

$46.5

$54.5

$63.8

$67.4

$74.2

$83.9

$93.8

$98.2

$108.6

$131.6

Free Cash Flow

(2)

(millions)

$5.0

$7.1

$7.7

$9.5

$9.9

$11.6

$11.9

$10.9

$11.3

$13.8

$13.5

(1)

Cancel Rate is defined as individual customer DIDs with greater than 4 months of continuous service (continuous service includes customer DIDs which are administratively cancelled and reactivated within a calendar month), and DIDs realted to enterprise customers beginning with their first day of service. Calculated monthly and expressed here as an average over the three months of the quarter.

(2)

Free Cash Flow is net cash provided by operating activities, less purchases of property and equipment.  In Q4 2003, it excludes the benefit of $9.5 million to record the reversal of certain valuation allowances of defered tax assets.

(3)

Reflects the inclusion of certain network operations and depreciation expense in Cost of Revenues in Q1 2005 versus its historical inclusion in General & Administrative expense.

(4)

For Q1 2005, reduced by 6,625 DIDs due to the discontinuance of a marketing trial.

2005

2003

2004

Reconciliation of Previously Reported

Cost of Revenues and General & Administrative Expenses for 2004

($ in thousands)

Q3-2004

% of Rev

Q4-2004

% of Rev

Cost of Revenues

Previously reported

4,363

$

15.7%

4,448

$

14.9%

Add: Certain network operations

and depreciation expenses

1,092

1,128

Adjusted Cost of Revenues

5,455

$

19.6%

5,576

$

18.7%

Gross Margin

Previously reported

84.3%

85.1%

Adjusted Gross Margin

80.4%

81.3%

General and Administrative Expenses

Previously reported

5,321

$

19.2%

5,506

$

18.5%

Less: Certain network operations

and depreciation expenses

1,092

1,128

Adjusted General

and Administrative Expenses

4,229

$

15.2%

4,378

$

14.7%

(1) In Q4 2003, excludes benefit of $9.5 million to record the reversal of certain valuation allowances of our deferred tax assets.

(2)  Prior to Q4 2003, the Company accrued tax expense at the rate of 5% or less.

(3) Net cash provided by operating activities, less purchases of property & equipment.  Free Cash Flow amounts are not meant as a substitute for GAAP, but are solely for informational purposes.

Computation of Free Cash Flow

($ in millions)

(1,2)

24

Q1 '03

Q2 '03

Q3 '03

Q4 '03

Q1 '04

Q2 '04

Q3 '04

Q4 '04

Q1 '05

Q2 '05

Q3 '05

Net cash provided by operating activities

$5.308

$8.542

$8.623

$10.375

$10.252

$13.044

$13.240

$14.785

$13.762

$15.227

$15.951

Purchases of property & equipment

(0.300)

(1.414)

(0.947)

(0.906)

(0.319)

(1.442)

(1.337)

(3.883)

(2.473)

(1.420)

(2.433)

Free Cash Flow

(3)

$5.008

$7.128

$7.676

$9.469

$9.933

$11.602

$11.903

$10.902

$11.289

$13.807

$13.518

®